DELAWARE GROUP ADVISER FUNDS

Delaware U.S. Growth Fund

Supplement to the Fund's
Class A * Class B * Class C * Class R Prospectus
dated December 31, 2003

The following replaces the section of the Prospectus entitled "Portfolio Managers" under "Who manages the Fund":

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for Delaware U.S. Growth Fund. Mr. Frey has been part of the growth team that has managed the Fund since 2001. In making investment decisions for the Fund, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe, Matthew Todorow and Lori P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has 24 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Marshall T. Bassett, Senior Vice President/Portfolio Manager, holds a bachelor's degree and an MBA from Duke University. Prior to joining Delaware Investments in 1997, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies and as a trust officer at Sovran Bank and Trust Company.

John A. Heffern, Senior Vice President/Portfolio Manager, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit and a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid- and large capitalization growth group. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

This supplement is dated January 30, 2004.